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                 FIRST AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Robert H. Nelson, Steven G. Lentz, Jeffery M. Wilson, Christopher O. Petersen, James D. Alt and Kathleen L. Prudhomme, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form N-14 of First American Strategic Income Portfolio Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                       TITLE                  DATE
              ---------                       -----                  ----
       /s/ John M. Murphy, Jr.               Director         November 21, 2002
------------------------------------
         John M. Murphy, Jr.

         /s/ Roger A. Gibson                 Director         November 21, 2002
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           Roger A. Gibson

                                             Director         November __, 2002
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        Andrew M. Hunter III

      /s/ Leonard W. Kedrowski               Director         November 21, 2002
------------------------------------
        Leonard W. Kedrowski

       /s/ Richard K. Riederer               Director         November 21, 2002
------------------------------------
         Richard K. Riederer

        /s/ Joseph D. Strauss                Director         November 21, 2002
------------------------------------
          Joseph D. Strauss

      /s/ Virginia L. Stringer                Chair           November 21, 2002
------------------------------------
        Virginia L. Stringer

          /s/ James M. Wade                  Director         November 21, 2002
------------------------------------
            James M. Wade